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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 30, 2002

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                 333-51279                     13-3633241
          --------                 ---------                     ----------
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
      of Incorporation)           File Number)               Identification No.)

     383 Madison Avenue
     New York, New York                                            10l79
     ------------------                                            -----
   (Address of Principal                                         (Zip Code)
    Executive Offices)


Registrants telephone number, including area code, is (212) 272-2000








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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of April 1, 2002 among Structured Asset Mortgage Investments Inc., as seller, EMC Mortgage Corporation and Bank One, National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS INC.


                                                     By: /s/ Baron Silverstein
                                                         ---------------------
                                                     Name:   Baron Silverstein
                                                     Title:  Managing Director


Dated: May 16, 2002

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement

                                    EXHIBIT 1